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                                                                    Exhibit 23.3

                               CONSENT OF COUNSEL
                               ------------------

We consent to the references to our firm under the captions "Federal Income Tax Aspects", "Legal Matters" and "Experts" in Post-Effective Amendment No. 2 to the Form S-1 Registration Statement (Reg. No. 333-87663) as filed with the United States Securities and Exchange Commission on April 29, 2002 and the related Prospectus of Salomon Smith Barney Diversified 2000 Futures Fund L.P.

                                            Willkie Farr & Gallagher

April 29, 2002